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                                                                       EXHIBIT B
                        [DELOITTE & TOUCHE LETTERHEAD]


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-65792 of Safeway, Inc. on Form S-8 of our report dated July 11, 2003, appearing in this Annual Report on Form 11-K of Genuardi's Family Markets, L.P. Retirement Savings Plan for the year ended December 31, 2002.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

July 11, 2003